EXHIBIT 10.15

                    LANDLORD CONSENT TO ADDENDUM TO SUBLEASE

      THIS LANDLORD CONSENT TO ADDENDUM TO SUBLEASE ("Consent Agreement") is entered into as of the 16th day of July, 2004, by and among CA-EMERYVILLE PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), GEAC ENTERPRISE SOLUTIONS, INC., a Georgia corporation ("Sublandlord"), and BIONOVO, INC., a California corporation ("Subtenant").

                                    RECITALS:

A. Landlord (as successor in interest to EOP-Emeryville Properties, L .L .C., a Delaware limited liability corporation), as landlord, and Sublandlord (as successor in interest to as successor in interest to Extensity, Inc ., a Delaware corporation), as tenant, are parties to that certain lease agreement dated January 12, 1998, as amended by Amendment Number One dated April 28, 1998, Amendment Number Two dated October 26, 1998, Amendment Number Three dated October 19, 1998, Amendment Number Four dated July 28, 1999, Amendment Number Five dated August 26, 1999, Amendment Number Six dated September 20, 1999, Amendment Number Seven dated December 2, 1999, Amendment Number Eight dated March 17, 2000, Amendment Number Nine dated April 15, 2000, Amendment Number Ten dated May 30, 2000, and Amendment Number Eleven dated December 12, 2000 (collectively, the "Lease") pursuant to which Landlord has leased to Sublandlord certain premises containing approximately 60,774 rentable square feet (the "Premises") of the building commonly known as Watergate Office Tower If located at 2200 Powell Street, Emeryville, California (the "Building").

B. Sublandlord and Subtenant entered into that certain Sublease Agreement dated December 30, 2003 (the "Sublease") pursuant to which Sublandlord agreed to sublease to Subtenant certain premises described as follows: approximately 1,733 rentable square feet, Suite 675 (the "Sublet Premises") constituting all or a pan of the Premises. Landlord, Sublandlord, and Subtenant entered into that certain Landlord Consent to Sublease dated December 30, 2003.

C. Sublandlord and Subtenant have requested Landlord's consent to that certain Addendum to Sublease dated April 20, 2004, a copy of which is attached hereto as Exhibit A.

D. Landlord has agreed to give such consent upon the terms and conditions contained in this Agreement.

      NOW THEREFORE, in consideration of the foregoing preambles which by this reference are incorporated herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord hereby consents to the Sublease subject to the following terms and conditions, all of which are hereby acknowledged and agreed to by Sublandlord and Subtenant:

1. Addendum to Sublease Agreement. Sublandlord and Subtenant hereby represent that a true and complete copy of the Addendum to Sublease is attached hereto and made a part hereof as Exhibit A, and Sublandlord and Subtenant agree that the Sublease shall not be further modified without Landlord's prior written consent, which consent shall not be unreasonably withheld.

2. Representations. Sublandlord hereby represents and warrants that Sublandlord (i) has full power and authority to sublease the Sublet Premises to Subtenant, (ii) has not transferred or conveyed its interest in the Lease to any person or entity collaterally or otherwise, and (iii) has full power and authority to enter into the Addendum to Sublease and this Consent Agreement. Subtenant hereby represents and warrants that Subtenant has full power and authority to enter into the Addendum to Sublease and this Consent Agreement.

3. Administrative Fee. Upon Sublandlord's execution and delivery of this Consent Agreement, Sublandlord shall pay to Landlord the sum of $0.00 in consideration for Landlord's review of the Addendum to Sublease and the preparation and delivery of this Consent Agreement.

4. Authority. Each signatory of this Consent Agreement represents hereby that he or she has the authority, to execute and deliver the same on behalf of the Perry hereto for which such signatory is acting.

5. Counterparts. This Consent Agreement may be executed in counterparts and shall constitute an agreement binding on all parties notwithstanding that all parries are not signatories to the original or the same counterpart provided that all parties are furnished a copy or copies thereof reflecting the signature of all parties.

                         (SIGNATURES ON FOLLOWING PAGE)
                         ------------------------------

      IN WITNESS WHEREOF, Landlord, Sublandlord and Subtenant have entered this Consent Agreement as of the date set forth above.

          LANDLORD:

          CA-EMERYVILLE PROPERTIES LIMITED PARTNERSHIP, a
          Delaware limited partnership

          By: EOM GP, L.L.C., a Delaware limited liability company, its general partner

                  By:      Equity Office Management, L.L.C., a Delaware
                  limited liability company, its non-member manager

                  By:
                        --------------------------------------------------
                  Name:
                        --------------------------------------------------
                  Title:
                        --------------------------------------------------


         SUBLANDLORD:

         GEAC ENTERPRISE SOLUTIONS, INC., a Georgia corporation

         By:
             ----------------------------------------
         Name:
               --------------------------------------
         Title:
                -------------------------------------

         By:
             ----------------------------------------
         Name:
               --------------------------------------
         Title:
                -------------------------------------

         SUBTENANT:

         BIONOVO, INC. a California corporation

         By:
             ----------------------------------------
         Name:
               --------------------------------------
         Title:
                -------------------------------------

         By:
             ----------------------------------------
         Name:
               --------------------------------------
         Title:
                -------------------------------------

                                    EXHIBIT A
                         ADDENDUM TO SUBLEASE AGREEMENT
                         ------------------------------